UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2020

 Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
6701 Koll Center Parkway, Suite 120
Pleasanton, CA 94566
(Address of principal executive offices) (Zip Code)
925-223-6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NTUS	The Nasdaq Stock Market LLC
(The Nasdaq Global Select Market)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 18, 2020, the board of directors (the “Board”) of Natus Medical Incorporated (the “Company”) appointed Ilan Daskal to serve as a director on the Board, effective as of March 19, 2020. The Board also appointed Mr. Daskal to serve on the Board's Audit Committee. The Company will also nominate Mr. Daskal for election at its 2020 Annual Meeting of Stockholders. As compensation for his services on the Board, Mr. Daskal will receive an annual retainer of $60,000. Mr. Daskal will also receive an annual retainer of $15,000 for his services as a member of the Audit Committee. Mr. Daskal was granted restricted stock valued at $150,000 upon appointment to the Board. There is no arrangement or understanding between Mr. Daskal and any other person pursuant to which Mr. Daskal was selected as a director. The Board has determined that Mr. Daskal is independent and has no material direct or indirect interest in a related party transaction, which requires disclosure pursuant to Rule 404(a) of Regulation S-K.
On March 18, 2020, Kenneth Ludlum advised the Board that he will not stand for re-election at the 2020 Annual Meeting of Stockholders. Following Mr. Ludlum's retirement, the Natus board will be comprised of seven directors.
On March 20, 2020, the Company issued a press release announcing the appointment of Mr. Daskal to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 20, 2020, regarding the appointment of Mr. Daskal to the Company's Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED (Registrant)

Dated: March 20, 2020	By:	/s/ B. Drew Davies
Executive Vice President and Chief Financial Officer